    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 2, 2001

                                                     REGISTRATION NO. 333-______


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


/ / Pre-Effective Amendment No. _____    / / Post-Effective Amendment No. _____

                        (Check appropriate box or boxes)

---------------------------------------------------------------------------------------------------------------------------------
Exact Name of Registrant as Specified in Charter:                     Area Code and Telephone Number

Prudential Global Total Return Fund, Inc.                             (973) 367-7525
---------------------------------------------------------------------------------------------------------------------------------
Address of Principal Executive Offices:  (Number, Street, City, State, Zip Code)

Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey  07102-4077
---------------------------------------------------------------------------------------------------------------------------------
Name and Address of Agent for Service:                                Approximate Date of Proposed Public Offering:

Marguerite E.H. Morrison, Esq.
---------------------------------------------------------------------------------------------------------------------------------
(Number and Street)        (City)     (State)    (Zip Code)           AS SOON AS  PRACTICABLE  AFTER  THE  EFFECTIVE  DATE OF THE

Gateway Center Three, 100 Mulberry Street, 4th Floor
Newark, New Jersey   07102-4077                                       REGISTRATION STATEMENT.
---------------------------------------------------------------------------------------------------------------------------------

Title of Securities Being Registered.............................................Shares of Common Stock, par value $.01 per share

     No filing fee is required because of reliance on section 24(f) of the Investment Company Act of 1940. Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus and Proxy Statement relates to shares previously registered on Form N-1A (File No. 33-63943).

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.
                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                          Newark, New Jersey 07102-4077



                                   -----------

                            IMPORTANT PROXY MATERIALS

                                   -----------

                                PLEASE VOTE NOW!

                                   -----------

                                                                 March ___, 2001

Dear Shareholder:

     I am inviting you to vote on an important proposal to reorganize Prudential International Bond Fund, Inc. into Prudential Global Total Return Fund, Inc. A shareholder meeting of Prudential International Bond Fund, Inc. is scheduled for April __, 2001. This package contains information about the proposal and includes materials you will need to vote by mail, through the internet or by telephone.

     The Board of Directors of Prudential International Bond Fund, Inc. has reviewed the reorganization proposal and has recommended that it be presented to shareholders for their consideration. Although the Directors have determined that a reorganization is in the shareholders' best interest, the final decision is yours.

     If approved, the reorganization would give you the opportunity to participate in a larger fund with similar investment policies and identical investment objectives and class structures. The combined fund would have a better long-term performance record and benefit from increased economies of scale. To help you understand the proposal, we are including a section that answers commonly asked questions about these transactions. The accompanying proxy statement includes a detailed description of the proposed reorganization.

     Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

     TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

     - BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

     -    BY INTERNET. Have your proxy card available. Go to the web site:

          www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.

     - BY TELEPHONE. Call 1-800-690-6903 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.

     SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS AND THOSE WITH OUTSTANDING CERTIFICATES (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.) Shareholders on systematic investment plans must contact their Financial Advisor or call our customer service division, toll free, at 1-800-225-1852 to change their options. Otherwise, starting April __, 2001, future purchases shall be made in shares of the Prudential Global Total Return Fund, Inc. if the reorganization is approved.

     Shareholders with outstanding certificates are also urged to contact their Financial Advisors or call our customer service division to deposit their certificates.

     If you have any questions before you vote, please call us at 1-800-225-1852. We're glad to help you understand the proposal and assist you in voting. Thank you for your participation.

                                                  Sincerely,

                                                  David R. Odenath, Jr.
                                                  PRESIDENT

                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.
                              Gateway Center Three
                         100 Mulberry Street, 4th Floor
                          Newark, New Jersey 07102-4077


                                   -----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                   -----------

To our Shareholders:

     Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential International Bond Fund, Inc. (International Fund) will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on April __, 2001, at 9:00 a.m. Eastern time, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization between International Fund and Prudential Global Total Return Fund, Inc. (Total Return
Fund), providing for the transfer of all of the assets of International Fund to Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of common stock of Total Return Fund and the assumption by Total Return Fund of International Fund's liabilities, followed by the distribution of Total Return Fund Class A, Class B, Class C and Class Z shares to shareholders of International Fund in termination of International Fund.

     2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

     The Board of Directors has fixed the close of business on February 16, 2001 as the record date for the determination of the shareholders of International Fund entitled to notice of, and to vote at, this Meeting and any adjournments.

                                                 Marguerite E. H. Morrison
                                                 SECRETARY

Dated: March ___, 2001

 PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE
  POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE
  ENCLOSED PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF YOUR
               FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                            AND VOTE ON THE PROPOSAL

     Please read the enclosed proxy statement for a complete description of the reorganization proposal. As a quick reference, the following provides a brief overview of the proposal.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

     You are being asked to approve a reorganization of Prudential International Bond Fund, Inc. (International Fund) into Prudential Global Total Return Fund, Inc. (Total Return Fund).

WHAT IS THE REASON FOR THIS REORGANIZATION?

     The proposed reorganization is intended to combine two similarly managed funds with the goal of increased economies of scale and a better long-term total return performance record. The reorganization is also desirable because of the inability of International Fund to keep its net outflows to a minimum, increase its net asset base, keep investors and build an investment portfolio that can effectively pursue the Fund's objective. Total Return Fund has built an investment portfolio that can more fully implement its objective of total return, made up of current income and capital appreciation.

DO THE FUNDS HAVE SIMILAR INVESTMENT POLICIES?

     Yes. Both Funds are classified as "global income funds" by Lipper Inc., which means they invest primarily in [U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States]. The Funds have the same investment objectives and very similar principal strategies. Both Funds seek total return, made up of current income and capital appreciation. International Fund normally invests at least 65% of its total assets in income-producing debt securities of issuers in at least three different countries excluding the United States. Total Return Fund normally invests 65% of its assets in income-producing debt securities of the United States and foreign countries.

WHO ARE THE PORTFOLIO MANAGERS FOR THESE FUNDS?

     The Global Bond Team, headed by David Bessey and Steve Koomar, currently manages both the Total Return Fund and International Fund.

HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?


       ANNUAL FUND OPERATING EXPENSES
           (AS A % OF AVERAGE NET
                   ASSETS)                      INTERNATIONAL FUND*        TOTAL RETURN FUND*           PRO FORMA COMBINED*
           ----------------------               -------------------        ------------------           -------------------
Class A......................................            2.04%                   1.62%                          1.59%
Class B......................................            2.36%                   2.12%                          2.09%
Class C......................................            2.36%                   2.12%                          2.09%
Class Z......................................            1.79%                   1.37%                          1.34%

-----------------------------------
* Ratios are for the fiscal year ended December 31, 2000. For the fiscal year ended December 31, 2000, the Distributor contractually agreed to reduce its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of Class A shares and to .75 of 1% of the average daily net assets of both the Class B and Class C shares.

IS THE REORGANIZATION A TAXABLE EVENT FOR FEDERAL INCOME TAX PURPOSES?

     Typically, the exchange of shares pursuant to a reorganization does not result in a gain or loss for federal income tax purposes. A description of the conditions necessary to avoid tax recognition is included in the proxy statement.

WHAT WILL BE THE SIZE OF TOTAL RETURN FUND AFTER THE REORGANIZATION?

     If the proposal is approved, the combined fund is estimated to have over $281 million in assets, based on the size of the Funds at December 31, 2000.

WHAT HAS BEEN THE COMPARATIVE PERFORMANCE OF THE FUNDS?

     The table below shows average annual total returns (which include the deduction of sales charges) for Total Return Fund and International Fund, their Lipper peer group and two relevant indexes over the 1 and 5 year and since inception periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

              AVERAGE ANNUAL TOTAL RETURN(1) AS OF DECEMBER 31, 2000

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

                                                                  1 YEAR        5 YEARS       10 YEARS        SINCE INCEPTION
                                                                  ------        -------       --------        ---------------
Class A shares...........................................          -.65%         4.22%          6.46%           8.56% (7-7-86)(4)
Class B shares...........................................         -2.18%          N/A            N/A            4.23% (1-15-96)
Class C shares...........................................           .79%          N/A            N/A            4.19% (1-15-96)
Class Z shares...........................................          3.78%          N/A            N/A            3.76% (3-17-97)

  PRUDENTIAL INTERNATIONAL BOND FUND, INC.

                                                                  1 YEAR        5 YEARS       10 YEARS        SINCE INCEPTION
                                                                  ------        -------       --------        ---------------
    Class A shares............................................     -1.29%         3.81%          6.41%         7.11% (7-31-87)(4)
    Class B shares............................................     -2.46%          N/A            N/A          3.94% (1-15-96)
    Class C shares............................................       .52%          N/A            N/A          3.90% (1-15-96)
    Class Z shares............................................      3.27%          N/A            N/A          3.13% (3-17-97)

Morgan GBI(2)...............................................     2.34%          3.47%          6.86%
Lipper Average(3)...........................................     3.63%          4.08%          6.09%

     1. THE FUNDS' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVERS, THE RETURNS WOULD HAVE BEEN LOWER.

     2. THE J.P. MORGAN GOVERNMENT BOND INDEX - GLOBAL (MORGAN GBI) IS A WEIGHTED INDEX OF THE TOTAL RETURN OF GOVERNMENT BONDS IN THE FOLLOWING NATIONS: AUSTRALIA, BELGIUM, CANADA, DENMARK, FRANCE, GERMANY, ITALY, JAPAN, THE NETHERLANDS, SPAIN, SWEDEN, THE UNITED KINGDOM AND THE UNITED STATES. THE MORGAN GBI IS AN UNMANAGED INDEX AND IS TRADED, UNHEDGED AND MEASURED IN U.S. DOLLARS. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THE SECURITIES IN THE MORGAN GBI MAY BE VERY DIFFERENT THAN THOSE IN THE FUND. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. MORGAN GBI RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.62% FOR CLASS A, 3.74% FOR CLASS B AND CLASS C SHARES AND 4.56% FOR CLASS Z SHARES OF TOTAL RETURN FUND AND 7.65% FOR CLASS A, 3.74% FOR CLASS B AND CLASS C SHARES AND 4.56% FOR CLASS Z SHARES OF INTERNATIONAL FUND. SOURCE: LIPPER INC.

     3. THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER GLOBAL INCOME FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.46% FOR CLASS A, 3.86% FOR CLASS B AND CLASS C SHARES AND 3.28% FOR CLASS Z SHARES OF TOTAL RETURN FUND AND 7.10% FOR CLASS A, 3.86% FOR CLASS B AND CLASS C SHARES AND 3.28% FOR CLASS Z SHARES OF INTERNATIONAL FUND. SOURCE: LIPPER INC.

     4.   PRIOR TO 1-15-96, THE FUND OPERATED AS A CLOSED-END INVESTMENT
          COMPANY.


HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC. THAT I WILL RECEIVE?

     As of the close of business of the New York Stock Exchange on the Closing Date of the reorganization, shareholders will receive the number of full and fractional Class A, Class B, Class C or Class Z shares of Total Return Fund, respectively, that is equal in value to the net asset value of their Class A, Class B, Class C or Class Z shares of International Fund on that date. The anticipated closing date is April __ , 2001.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

     If we do not receive sufficient votes to hold the meeting, we or Georgeson Shareholder Communications Inc., a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (April __, 2001), the meeting may be adjourned to permit further solicitation of proxy votes.

HAS EACH FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSAL?

     Yes. Each Board has approved the proposal and recommends that you vote to approve it.

HOW MANY VOTES AM I ENTITLED TO CAST?

     As a shareholder, you are entitled to one vote for each share you own of International Fund on the record date. The record date is February 16, 2001.

HOW DO I VOTE MY SHARES?

     You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. You can also vote your shares by calling 1-800-690-6903, entering your 12-digit control number from your proxy card and following the simple instructions. Lastly, you can vote your shares by going to the Internet web site: www.proxyvote.com, entering your 12-digit control number from your proxy card and following the simple instructions found on the web site. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

HOW DO I SIGN THE PROXY CARD?

     INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

     JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

     ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his/her title, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his/her position with the company, such as "John Smith, President."

                    PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

                                   PROSPECTUS



                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.

                                 PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK NEW JERSEY 07102-4077
                                 (800) 225-1852



                                   -----------

                                 March __, 2001

                                   -----------

     This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Prudential International Bond Fund, Inc. (International Fund) in connection with the solicitation of proxies by the International Fund's Board of Directors for use at the Special Meeting of Shareholders of International Fund and at any adjournments of the meeting (the Meeting). The Meeting will be held on ________, April ___, 2001, at 9:00 a.m. Eastern time at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102.

     The purpose of the Meeting is to vote on a proposed reorganization (Reorganization) between International Fund and Prudential Global Total Return Fund, Inc. (Total Return Fund). Under an Agreement and Plan of Reorganization and Liquidation (the Agreement), International Fund would transfer all of its assets to Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of common stock of Total Return Fund and the assumption by Total Return Fund of International Fund's liabilities. The number of shares issued to shareholders of International Fund in the proposed Reorganization would be based upon the relative net asset values per share of the two Funds at the time of the exchange. International Fund would distribute Class A, Class B, Class C and Class Z shares of Total Return Fund to its shareholders in liquidation of International Fund on April ___, 2001, or a later date as the parties may agree (the Closing Date).

     Total Return Fund is a nondiversified fund registered as an open-end management investment company that is organized as a Maryland corporation. Total Return Fund's investment objective is to seek total return, made up of current income and capital appreciation. Total Return Fund seeks to achieve its investment objective by investing at least 65% of its total assets in income-producing debt securities of the U.S. and foreign governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. Total Return Fund will invest in issuers from at least three countries, including the United States, and in at least three currencies. Total Return Fund invests primarily in securities that are "investment grade" securities, or securities that major rating services have rated within one of their four highest quality grades. The Fund has a dollar-weighted average maturity of not more than 10 years. Total Return Fund also may use cross-currency hedges and derivatives for "hedging" to help protect the value of the Fund's securities or enhance return.

     International Fund is a nondiversified fund registered as an open-end management investment company and is organized as a Maryland corporation. International Fund's investment objective is identical to Total Return Fund's: to seek total return, made up of current income and capital appreciation. International Fund seeks to achieve its investment objective by investing at least 65% of its total assets in income-producing debt securities of issuers in at least three countries, excluding the United States. International Fund may invest up to 30% of its total assets in securities denominated in a particular currency. It may invest up to 65% of its total assets in securities denominated in the euro and up to 50% of its total assets in securities denominated in Japanese or British currencies. International Fund invests primarily in "investment grade" securities. The Fund has a dollar-weighted average maturity of between 3 and 15 years. International Fund also may use derivatives for hedging or to enhance its returns.

     This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Reorganization and Total Return Fund that a shareholder should know before voting on the proposed Reorganization. A Statement of Additional Information dated March __, 2001, which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (Commission) and is incorporated into this Proxy Statement by reference. This Proxy Statement is accompanied by the Prospectus, dated March 8, 2000, and supplemented on March 27, 2000 and August 30, 2000, which offers shares of Total Return Fund. The Statement of Additional Information for the Total Return Fund, dated March 8, 2000, is available upon request. The Prospectus, Prospectus Supplements and Statement of Additional Information for Total Return Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. The Prospectus dated March 8, 2000 and Prospectus Supplements dated March 27, 2000, August 28 and August 30, 2000 and the Statement of Additional Information dated March 8, 2000 for International Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box _____, Philadelphia, PA, or by calling (800) 225-1852.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TOTAL RETURN FUND'S SHARES, NOR HAS THE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                       SPECIAL MEETING OF SHAREHOLDERS OF

                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.

                       TO BE HELD ON APRIL ____, 2001 AT:

                              GATEWAY CENTER THREE
                                   14TH FLOOR

                               100 MULBERRY STREET

                          NEWARK, NEW JERSEY 07102-4077


                                   -----------

                         PROXY STATEMENT AND PROSPECTUS

                                   -----------

                               VOTING INFORMATION

     This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Prudential International Bond Fund, Inc. (International Fund) to be used at the Special Meeting of Shareholders of International Fund and at any adjournments of the Special Meeting (the Meeting), to be held on _________, April __, 2001 at 9:00 a.m. Eastern time at Gateway Center Three, 14th Floor, 100 Mulberry Street, Newark, New Jersey 07102.

     The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by first mailing this Proxy Statement and the accompanying proxy card on or about February __, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of International Fund. In addition, Georgeson Shareholder Communications Inc., a proxy solicitation firm, may be retained to solicit shareholders on behalf of International Fund. Solicitation fees and expenses are estimated to be $ ________. The expenses of the Reorganization and the solicitation of proxies will be borne by Prudential Global Total Return Fund, Inc. (Total Return Fund) and International Fund (each, a Fund, and collectively, the Funds) in proportion to their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation materials to the shareholders of International Fund.

     Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by the International Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.

     All proxy cards that are properly completed and received by the Secretary of International Fund before the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. Only proxies that are actually voted will be counted toward establishing a quorum, which is the minimum number of shares necessary to transact business at the Meeting. One-third of International Fund's outstanding shares constitutes a quorum for the transaction of business.

     If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented by the proxy will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a vote against Proposal No. 1.

     International Fund also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by International Fund and Total Return Fund in proportion to their respective assets. If International Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone or via the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. An adjournment will require the affirmative vote of a majority of shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST the Proposal, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on the Reorganization described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.

     On January 18, 2001, there were 8,338,171 Class A shares, 283,313 Class B shares, 23,460 Class C shares and 445,821 Class Z shares issued and outstanding for International Fund. Shareholders of record at the close of business on January __, 2001, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share (each fractional share is entitled to a proportionate fractional vote) held on that date. The following shareholders held 5% or more of the class of shares indicated of International Fund on January __, 2001:

     On January 18, 2001, there were 29,146,878 Class A shares, 870,579 Class B shares, 57,138 Class C shares and 1,500,634 Class Z shares issued and outstanding for Total Return Fund. Shareholders of Total Return Fund are not entitled to vote on this matter. The following shareholders held 5% or more of the class of shares of Total Return Fund indicated on January __, 2001:

     As of January __, 2001, the Directors and officers of both International Fund and Total Return Fund owned, in the aggregate, less than 1% of each class of each Fund's total outstanding shares. Prudential intends to vote any shares for which it has direct voting authority FOR the Proposal.

VOTE REQUIRED

APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY OF THE COMMON STOCK OF INTERNATIONAL FUND. APPROVAL OF THE REORGANIZATION BY THE SHAREHOLDERS OF TOTAL RETURN FUND IS NOT REQUIRED, AND THE AGREEMENT IS NOT BEING SUBMITTED FOR THEIR APPROVAL.

                                    SYNOPSIS

     The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of International Fund and Total Return Fund, which are incorporated into this Proxy Statement by reference. Shareholders should read the Proxy Statement and the Prospectus of Total Return Fund for more complete information.

     The Reorganization would transfer the assets and liabilities of International Fund to Total Return Fund, a mutual fund also managed by Prudential Investments Fund Management LLC (PIFM). If the Reorganization is approved, International Fund will be liquidated and current shareholders of International Fund will become shareholders of Total Return Fund instead.

INVESTMENT OBJECTIVES AND POLICIES

     International Fund and Total Return Fund have the same investment objective and substantially similar investment policies. Both Fund's objectives are "to seek total return, made up of current income and capital appreciation". Both Funds have the same Manager (PIFM) and the same investment adviser, The Prudential Investment Corporation (PIC). The portfolio managers of both Funds are the Global Bond Team, led by David Bessey and Steve Koomar (both having begun managing each Fund as of March 2000). The address of PIFM is Gateway Center Three, 14th Floor, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     One benchmark for both International Fund and Total Return Fund is the Lipper Global Income Funds average (the Lipper average). Both Funds also compare their performance to that of the J.P. Morgan Government Bond Index.

     International Fund pays any dividends from net investment income typically every month. Total Return Fund pays any dividends from net investment income typically every quarter. Net realized capital gains for both Funds, if any, are distributed annually.

     The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the Fund. There can be no assurance that either International Fund or Total Return Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

     International Fund and Total Return Fund have similar investment strategies. International Fund normally invests at least 65% of its total assets in income-producing debt securities of issuers in at least 3 different countries, excluding the United States. Total Return Fund normally invests at least 65% of its total assets in income-producing debt securities of the U.S. and foreign governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. International Fund invests up to 30% of its assets in securities denominated in a particular currency. Total Return Fund generally invests up to 40% of its assets in a particular currency (except for the euro, in which the Total Return Fund may invest up to 65%). The Board of Total Return Fund has approved the elimination of any specific limit on the Fund's investment in foreign currencies, to take effect by April 30, 2001.

     Total Return Fund currently maintains dollar-weighted average maturity of not more than 10 years. International Fund's debt obligations have a dollar-weighted average maturity of between 3 and 15 years, but may go below 3 years for temporary defensive purposes. Total Return Fund's Board has approved a change to an average duration to be within a range of 2-7 years. Currently, each Fund can invest up to 15% of its total assets in non-investment grade debt (none rated lower than B). However, the Board of Total Return Fund has approved an increase in that limit to 35% of that Fund's total assets and to allow investment in with a minimum rating of C. This change will not occur until the Total Return Fund's Registration Statement is updated.

     The investment restrictions of the Funds are substantially similar.

COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

     International Fund and Total Return Fund are both nondiversified funds. This means that each Fund may invest more than 5% of its total assets in the securities of a single issuer.

BORROWING

     Each Fund may borrow money for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. Neither Fund may borrow money in an amount exceeding 20% of its total assets.

LENDING

     Neither Fund may make loans, except through repurchase agreements and the purchase of debt obligations and bank deposits.

ILLIQUID SECURITIES

     Each Fund may invest in illiquid securities, including those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

     Although PIC normally invests each Fund's assets according to the Fund's investment strategy, there are times when each Fund may temporarily invest up to 100% of its assets in U.S. Treasury or other U.S. dollar-denominated securities or money market instruments in response to adverse market, economic or political conditions.

     For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

EXPENSE STRUCTURES

     Currently, International Fund and Total Return Fund each pay a monthly management fee to PIFM at an annual rate of 0.75% of average daily net assets. The management fee covers PIFM's oversight of the Fund's respective investment portfolios. PIFM also administers each Fund's business affairs and furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers of PIFM serve as officers and Directors of the Funds without compensation by the Funds.

     The Funds' distribution expense structures are the same. Prudential Investment Management Services LLC (PIMS), the Funds' Distributor, has contractually agreed to waive a portion of the distribution and service (12b-1) fee to limit fees for the current fiscal year payable by Class A shares of both Funds to .25 of 1% and has contractually agreed to waive a portion of the distribution and service (12b-1) fee of the Class and Class C shares of both Funds to .75 of 1%. The contractual waivers for International Fund and Total Return Fund extend through December 31, 2001. The Funds also have the same purchase procedures, exchange rights and redemption procedures.

     Overall, the proposed Reorganization would provide International Fund shareholders with the following benefits:

     - the opportunity to participate in a fund with a better long-term performance record;

     - investment in a fund with an investment objective and policies similar to International Fund's investment objective and policies;

     -    increased economies of scale; and

     - annual operating expenses that are estimated to be lower than those of International Fund.

THE BOARD OF DIRECTORS BELIEVES THAT THE REORGANIZATION WILL BENEFIT INTERNATIONAL FUND SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE REORGANIZATION.

THE PROPOSED REORGANIZATION

     Shareholders of International Fund will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Total Return Fund of all of the assets of International Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Total Return Fund and the assumption by Total Return Fund of the liabilities of International Fund. Class A, Class B, Class C and Class Z shares of Total Return Fund will be distributed to International Fund Class A, Class B, Class C and Class Z shareholders, so that each shareholder will receive the number of full and fractional shares of Total Return Fund equal in value to the aggregate net asset value of the shareholder's shares of International Fund on or about ________, April __, 2001 (the Closing Date). The exchange of International Fund's assets, subject to its liabilities, for Total Return Fund's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on the Closing Date or such other time and date as the parties may agree. International Fund will then be liquidated as soon as practicable after the Closing Date. Approval of the Reorganization will be determined solely by approval of the shareholders of International Fund. No vote by shareholders of Total Return Fund is required.

     The Funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to either International Fund, Total Return Fund, or the shareholders of each Fund. The rights and privileges of the former shareholders of International Fund will be effectively unchanged by the Reorganization.

FUND OPERATING EXPENSES

     Each Fund pays a management fee to PIFM for managing its investments and business affairs which is calculated and paid to PIFM every month. International Fund's Management Agreement provides for payment to PIFM at an annual rate of
 .75% of average daily net assets up to $1 billion and .70% of such assets in excess of $1 billion. Total Return Fund's Management Agreement provides for payment to PIFM at an annual rate of .75% of average daily net assets up to $500 million, .70% of such assets between $500 million and $1 billion and .65% of such assets in excess of $1 billion. PIFM, in turn, pays the investment adviser, PIC, at the annual rate of .375% of average daily net assets up to $1 billion and .333% of such assets over $1 billion for International Fund, and .375% of average daily net assets up to $500 million, .333% of such assets between $500 million and $1 billion and .293% of such assets over $1 billion for Total Return Fund for providing advisory services to Total Return Fund.

     In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. If shareholders approve the Reorganization, the combined fund will retain Total Return Fund's expense structure. ASSUMING CONTINUATION OF TOTAL RETURN FUND'S CURRENT EXPENSE STRUCTURE, FEE WAIVERS AND REDUCED ANNUAL OPERATING EXPENSES FOR A LARGER TOTAL RETURN FUND, IT IS ESTIMATED THAT SHAREHOLDERS OF ALL SHARE CLASSES WOULD ENJOY LOWER NET OPERATING EXPENSES. THIS EXPENSE STRUCTURE IS EXPECTED TO DECREASE THE TOTAL OPERATING EXPENSES CURRENTLY INCURRED BY CLASS A SHAREHOLDERS OF INTERNATIONAL FUND FROM 2.04% TO 1.59% OF AVERAGE NET ASSETS, FROM 2.36% TO 2.09% OF AVERAGE NET ASSETS FOR CLASS B AND CLASS C SHAREHOLDERS AND FROM 1.79% TO 1.34% OF AVERAGE NET ASSETS FOR CLASS Z SHAREHOLDERS, BASED ON EXPENSES INCURRED FOR THE YEAR ENDED DECEMBER 31, 2000. However, if the proposed Reorganization is not approved, International Fund is expected to maintain its current fee structure, although there can be no assurance that waivers of a portion of the distribution and service fees would continue beyond December 31, 2000. For more information about the Funds' current fees, refer to their Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Reorganization is approved.

COMPARATIVE FEE TABLES

     The following table shows the fees and expenses of Class A, Class B, Class C and Class Z shares of International Fund and Total Return Fund for the fiscal years ended December 31, 1999 and pro forma fees for the combined fund based on the same time periods after giving effect to the Reorganization, including the effect of PIMS's expense waivers previously described and the increased size of the combined fund.

     Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses of each Fund for the 12-month periods ended December 31, 2000 for each Fund, and are calculated as a percentage of average net assets of each Fund.


 CLASS A SHARES

                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
SHAREHOLDER FEES                                                     CLASS A SHARES         CLASS A SHARES        CLASS A SHARES
                                                                     --------------         --------------        --------------
 Maximum sales charge (load)  imposed on purchases (as a                    4%                    4%                      4%
      percentage of offering price)
 Maximum  deferred  sales charge (load) (as a percentage                  None                   None                     None
      of the lower of  original  purchase  price or sale
      proceeds)
 Maximum  sales  charge  (load)  imposed  on  reinvested                  None                   None                     None
      dividends and other distributions
 Redemption fees                                                          None                   None                     None
 Exchange fee                                                             None                   None                     None

                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
ANNUAL FUND OPERATING EXPENSES                                       CLASS A SHARES         CLASS A SHARES        CLASS A SHARES
                                                                     --------------         --------------        --------------
Management fees...............................................            .75%                  .75%                  .75%
+ Distribution and service (12b-1) fees.......................            .30%                  .30%                  .30%
+ Other expenses..............................................           1.04%                  .62%                  .59%
= Total annual operating expenses.............................           2.09%                 1.67%                 1.64%
   Fee waiver.................................................            .05%                  .05%                  .05%


= NET ANNUAL OPERATING EXPENSES...............................           2.04%                 1.62%                 1.59%

 CLASS B SHARES

                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
SHAREHOLDER FEES                                                     CLASS B SHARES         CLASS B SHARES        CLASS B SHARES
                                                                     --------------         --------------        --------------
 Maximum sales charge (load)  imposed on purchases (as a                  None                   None                     None
      percentage of offering price)
 Maximum  deferred  sales charge (load) (as a percentage                    5%                    5%                      5%
      of the lower of  original  purchase  price or sale
      proceeds)
 Maximum  sales  charge  (load)  imposed  on  reinvested                  None                   None                     None
      dividends and other distributions
 Redemption fees                                                          None                   None                     None
 Exchange fee                                                             None                   None                     None

                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
ANNUAL FUND OPERATING EXPENSES                                       CLASS B SHARES         CLASS B SHARES        CLASS B SHARES
                                                                     --------------         --------------        --------------
Management fees...............................................            .75%                  .75%                  .75%
+ Distribution and service (12b-1) fees.......................            .82%                 1.00%                 1.00%
+ Other expenses..............................................           1.04%                  .62%                  .59%
= Total annual operating expenses.............................           2.61%                 2.37%                 2.34%
 - Fee waiver.................................................            .25%                  .25%                  .25%


= NET ANNUAL OPERATING EXPENSES...............................           2.36%                 2.12%                 2.09%

 CLASS C SHARES

                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
SHAREHOLDER FEES                                                     CLASS C SHARES         CLASS C SHARES        CLASS C SHARES
                                                                     --------------         --------------        --------------
 Maximum sales charge (load)  imposed on purchases (as a                        1%                  1%                     1%
      percentage of offering price)
 Maximum  deferred  sales charge (load) (as a percentage                        1%                  1%                     1%
      of the lower of  original  purchase  price or sale
      proceeds)
 Maximum  sales  charge  (load)  imposed  on  reinvested                      None                 None                    None
      dividends and other distributions
 Redemption fees                                                              None                 None                    None
 Exchange fee                                                                 None                 None                    None

                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
ANNUAL FUND OPERATING EXPENSES                                       CLASS C SHARES         CLASS C SHARES        CLASS C SHARES
                                                                     --------------         --------------        --------------
Management fees...............................................            .75%                  .75%                  .75%
+ Distribution and service (12b-1) fees.......................            .82%                 1.00%                 1.00%
+ Other expenses..............................................           1.04%                  .62%                  .59%
= Total annual operating expenses.............................           2.61%                 2.37%                 2.34%
 - Fee waiver.................................................            .25%                  .25%                  .25%


= NET ANNUAL OPERATING EXPENSES...............................           2.36%                 2.12%                 2.09%

 CLASS Z SHARES

                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
     SHAREHOLDER FEES                                                CLASS Z SHARES         CLASS Z SHARES        CLASS Z SHARES
                                                                     --------------         --------------        --------------
 Maximum sales  charge(load)  imposed on purchases (as a                   None                    None                    None
      percentage of offering price)
 Maximum  deferred  sales charge (load) (as a percentage                   None                    None                    None
      of the lower of  original  purchase  price or sale
      proceeds)
 Maximum  sales  charge  (load)  imposed  on  reinvested                   None                    None                    None
      dividends and other distributions
 Redemption fees                                                           None                    None                    None
 Exchange fee                                                              None                    None                    None

                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
ANNUAL FUND OPERATING EXPENSES                                       CLASS Z SHARES         CLASS Z SHARES        CLASS Z SHARES
                                                                     --------------         --------------        --------------
Management fees...............................................               .75%                  .75%                  .75%
+ Distribution and service (12b-1) fees.......................               None                  None                  None
+ Other expenses..............................................              1.04%                  .62%                  .59%
= Total annual operating expenses.............................              1.79%                 1.37%                 1.34%
 - Fee waiver.................................................               None                  None                  None


= NET ANNUAL OPERATING EXPENSES...............................              1.79%                 1.37%                 1.34%

EXAMPLES OF THE EFFECT OF FUND EXPENSES

      The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (Combined Fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.

 CLASS A SHARES



                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
                                                                     CLASS A SHARES         CLASS A SHARES        CLASS A SHARES
                                                                     --------------         --------------        -------------
1 Year........................................................             $599                    $558                  $555
3 Years.......................................................           $1,024                    $901                  $892
5 Years.......................................................           $1,474                  $1,267                 $1,252
10 Years......................................................           $2,720                  $2,293                 $2,262

 CLASS B SHARES



                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
                                                                     CLASS B SHARES         CLASS B SHARES        CLASS B SHARES
                                                                     --------------         --------------        -------------
1 Year........................................................             $739                    $715                  $712
3 Years.......................................................           $1,088                  $1,016                 $1,007
5 Years.......................................................           $1,463                  $1,343                 $1,328
10 Years......................................................           $2,740                  $2,431                 $2,400

 CLASS C SHARES


                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
                                                                     CLASS C SHARES         CLASS C SHARES        CLASS C SHARES
                                                                     --------------         --------------        -------------
1 Year........................................................             $437                    $413                  $410
3 Years.......................................................             $880                    $808                  $799
5 Years.......................................................           $1,449                  $1,330                 $1,315
10 Years......................................................           $2,996                  $2,760                 $2,730

CLASS Z SHARES

                                                                                                                    PRO FORMA
                                                                   INTERNATIONAL FUND     TOTAL RETURN FUND       COMBINED FUND
                                                                     CLASS Z SHARES         CLASS Z SHARES        CLASS C SHARES
                                                                     --------------         --------------        -------------
1 Year........................................................             $182                    $139                  $136
3 Years.......................................................             $563                    $434                  $425
5 Years.......................................................             $970                    $750                  $734
10 Years......................................................           $2,105                  $1,646                 $1,613

      These examples assume that all dividends and other distributions are reinvested. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.


 PRO FORMA CAPITALIZATION AND RATIOS

      The following table shows the capitalization of International Fund and the Total Return Fund as of December 31, 2000 and the pro forma combined capitalization as if the Reorganization had occurred on December 31, 2000.


                                                                                 INTERNATIONAL        TOTAL RETURN       PRO FORMA
                                                                                     FUND                 FUND            COMBINED
Net Assets (000s)
  Class A....................................................................          $51,239          $208,101         $259,340
  Class B....................................................................           $1,736            $6,145           $7,881
  Class C....................................................................             $144              $424             $568
  Class Z....................................................................           $2,760           $10,551          $13,311
Net Asset Value per share
  Class A....................................................................            $6.10             $7.10            $7.10
  Class B....................................................................            $6.14             $7.10            $7.10
  Class C....................................................................            $6.14             $7.10            $7.10
  Class Z....................................................................            $6.12             $7.10            $7.10
Shares Outstanding (000s)
  Class A....................................................................            8,395            29,326           36,543
  Class B....................................................................              283               865            1,109
  Class C....................................................................               23                60               80
  Class Z....................................................................              451             1,485            1,874

      The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets of International Fund and Total Return Fund for the fiscal year ended December 31, 2000. The ratios also are shown on a pro forma combined basis as of December 31, 2000.

                                                                                 INTERNATIONAL        TOTAL RETURN       PRO FORMA
                                                                                     FUND                 FUND            COMBINED
Ratio of expenses to average net assets
  Class A....................................................................            2.04%             1.62%            1.59%
  Class B....................................................................            2.36%             2.12%            2.09%
  Class C....................................................................            2.36%             2.12%            2.09%
  Class Z....................................................................            1.79%             1.37%            1.34%
Ratio of net investment income to average net assets
  Class A....................................................................            5.25%             4.36%           5.64%
  Class B....................................................................            4.90%             5.24%           5.17%
  Class C....................................................................            4.94%             5.29%           5.20%

                                                                                 INTERNATIONAL        TOTAL RETURN       PRO FORMA
                                                                                     FUND                 FUND            COMBINED
                                                                                 -------------        ------------       ---------
  Class Z....................................................................            5.49%             5.98%            5.88%

 PERFORMANCE COMPARISONS OF THE FUNDS

      The following table compares each Fund's average annual total returns for the one, five and ten years ended December 31, 2000. Average annual total returns include the deduction of applicable sales charges, are based on past results and are not an indication of future performance.

                  AVERAGE ANNUAL TOTAL RETURNS (CLASS A SHARES)
                        (PERIODS ENDED DECEMBER 31, 2000)



                                            1 YEAR*       5 YEARS*          10 YEARS*      SINCE INCEPTION*
                                            ------        -------           --------       ---------------
International Fund......................    -1.29%          3.81%             6.41%         7.11%(7-31-87)
Total Return Fund.......................     -.65%          4.22%             6.46%         8.56%(7-07-86)

----------
* If the Fund's Distributor had not waived a portion of its fees during the periods shown, total returns would have been lower.



                  AVERAGE ANNUAL TOTAL RETURNS (CLASS B SHARES)
                        (PERIODS ENDED DECEMBER 31, 2000)



                                            1 YEAR*          5 YEARS*       SINCE INCEPTION*
                                            ------           -------        ---------------
International Fund......................    -2.46%               N/A        3.94%(1-15-96)
Total Return Fund.......................    -2.18%               N/A         4.23%(1-15-96)

----------
* If the Fund's Distributor had not waived a portion of its fees during the periods shown, total returns would have been lower.



                  AVERAGE ANNUAL TOTAL RETURNS (CLASS C SHARES)
                        (PERIODS ENDED DECEMBER 31, 2000)



                                                 1 YEAR*     5 YEARS*     SINCE INCEPTION*
                                                 -------     -------      ---------------
International Fund......................            .52%         N/A       3.90%(1-15-96)
Total Return Fund.......................            .79%         N/A       4.19%(1-15-96)

----------
* If the Fund's Distributor had not waived a portion of its fees during the periods shown, total returns would have been lower.

                  AVERAGE ANNUAL TOTAL RETURNS (CLASS Z SHARES)
                               (DECEMBER 31, 2000)



                                                1 YEAR         SINCE INCEPTION
                                                ------         ---------------
International Fund......................          3.27%        3.13%(3-17-97)
Total Return Fund.......................          3.78%        3.76%(3-17-97)

                      COMPARISON OF PRINCIPAL RISK FACTORS

     As described more fully above, each Fund has the same investment objectives and substantially similar investment policies and permissible investments. Because each Fund normally invests in similarly-rated income-producing debt securities, the Funds have substantially similar levels of risk. These risks include market risk, credit risk and interest rate risk.

     Both Funds may also use investment strategies such as derivatives that involve above average risks. The Funds may use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Both Funds may borrow for investment purposes, i.e., use "leverage". Leverage risk is the risk associated with investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.

     Like any mutual fund, an investment in either International Fund or Total Return Fund could lose value. For a more complete discussion of the risks associated with either Fund, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" of each Fund's Prospectus.


                         OPERATIONS OF TOTAL RETURN FUND
                          FOLLOWING THE REORGANIZATION

     PIFM and PIC do not expect Total Return Fund to revise its investment policies, management or general investment approach as a result of the Reorganization. The Board of Total Return Fund has approved certain changes to that Fund's investment policies summarized in "Principal Investment Strategies" above. However, these changes will be implemented regardless of whether the Reorganization is approved. In addition, David Bessey and Steve Koomar, together with a global team of professionals, will continue to serve as co-portfolio managers of Total Return Fund following the Reorganization. The agents that provide Total Return Fund with services, such as its Custodian and Transfer Agent, which also provide these services to International Fund, are not expected to change. The Directors and Officers of the respective Funds are the same.

     All of the current investments of International Fund are permissible investments for Total Return Fund. Nevertheless, PIC may sell securities held by International Fund or Total Return Fund between shareholder approval and the Closing Date of the Reorganization as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the Reorganization. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Total Return Fund.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

PURCHASING SHARES

     The price to buy one share of each Fund is each Fund's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B, Class C and Class Z shares.

     The Class A shares you receive in the Reorganization are not subject to a front-end sales charge although additional purchases after the Reorganization will be subject to the Total Return Fund Class A sales charge schedule (which is the same as that for International Fund Class A shares).

     The contingent deferred sales charge (CDSC) imposed on Class B shares of International Fund is identical to that charged by Total Return Fund. Class B shares are sold with a 5% CDSC that declines over seven years. Each CDSC declines by 1% every year with Class B shares automatically converting to Class A shares (which have a lower 12b-1 fee) approximately seven years after they are purchased.

     The sales charge imposed on Class C shares of Total Return Fund is identical to that charged by International Fund. Class C shares are sold with a 1% front-end load and a 1% CDSC for shares redeemed within 18 months of purchase.

     The Class B or Class C shares you receive in the Reorganization will be subject to the identical CDSC that is applicable to your International Fund investment. In other words, the contingent deferred sales charge will be calculated from the first day of the month after your purchase of shares of International Fund, exclusive of any time during which you may have been invested in a money market fund.

     Both Funds also offer Class Z shares, which are sold without either a front-end load or a CDSC and are available only to a limited group of investors. You will receive the same class of shares in Total Return Fund that you own in International Fund.

     Shares in both Funds are purchased at the next NAV calculated after your investment is received and accepted. Each Fund's NAV is normally calculated each business day at 4:15 p.m., New York time. Refer to each Fund's Prospectus for more information regarding how to buy shares.

REDEEMING SHARES

     The redemption policies for each Fund are identical. Your shares will be sold at the next NAV, less any applicable CDSC imposed on Class B and Class C shares, calculated after your order is received and accepted. Refer to each Fund's Prospectus for more information regarding how to sell shares.

MINIMUM INVESTMENT REQUIREMENTS

     For both Funds, the minimum initial investment amount is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum additional investment amount is $100. There is no minimum investment for Class Z shares.

PURCHASES AND REDEMPTIONS OF INTERNATIONAL FUND

     On August 28, 2000, International Fund stopped accepting orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and savings programs and plans (excluding IRA accounts). International Fund shareholders may continue to acquire shares through dividend reinvestment.

     Shareholders of International Fund may redeem shares of International Fund through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Total Return Fund.

EXCHANGES OF FUND SHARES

     The exchange privilege currently offered by each Fund is the same and is not expected to change after the Reorganization. Shareholders of the Funds may exchange their shares for shares of the same class of any other Prudential Mutual Fund. If you wish to exchange into a money market fund, you must exchange into Special Money Market Fund, Inc. During the time you are invested in Special Money Market Fund, Inc., the period of time during which your contingent deferred sales charge is calculated is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

     Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. International Fund pays any dividends from net investment income typically every month. Total Return Fund pays any dividends from net investment income typically every quarter. Net realized capital gains for both Funds, if any, are distributed annually. On or before the Closing Date, International Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gains.


              FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     Each Fund will receive an opinion of outside counsel that the Reorganization will constitute a tax-free reorganization within the meaning of
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Accordingly, no gain or loss will be recognized by the Funds or their shareholders as a result of the Reorganization. Please see the section entitled "The Proposed Transaction -- Federal Income Tax Considerations" for more information.

     During the period between shareholder approval and the Closing Date, PIC may sell certain securities to make portfolio adjustments to International Fund and Total Return Fund in connection with the Reorganization. Selling these securities may result in realization of capital gains, which, when distributed, would be taxable to the selling Fund's shareholders.


                            THE PROPOSED TRANSACTION

REORGANIZATION PLAN

     The Agreement and Plan of Reorganization describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix A to this Proxy Statement.

     The Agreement contemplates (a) Total Return Fund acquiring as of the Closing Date all of the assets of International Fund in exchange solely for shares of Total Return Fund and the assumption by Total Return Fund of International Fund's liabilities; and (b) the distribution of shares of Total Return Fund to the shareholders of International Fund as provided for in the Agreement.

     The assets of International Fund to be acquired by Total Return Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims and other property owned by International Fund, and any deferred or prepaid expenses shown as an asset on the books of International Fund on the Closing Date. Total Return Fund will assume from International Fund all liabilities, debts and obligations of

International Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date and whether or not specifically referred to in the Agreement; provided, however, that International Fund will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

     Total Return Fund will deliver to International Fund the number of full and fractional shares of Total Return Fund having an aggregate net asset value equal to the value of the assets of International Fund less the liabilities of International Fund as of the Closing Date. International Fund will then distribute the Total Return Fund shares PRO RATA to its shareholders, Class A shares for Class A shares, Class B shares for Class B shares, Class C shares for Class C shares and Class Z shares for Class Z shares.

     The value of International Fund's assets to be acquired by Total Return Fund and the amount of its liabilities to be assumed by Total Return Fund will be determined as of the close of business on the Closing Date, using the valuation procedures set forth in International Fund's Prospectus and Statement of Additional Information. The net asset value of a share of Total Return Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

     As of the Closing Date, International Fund will distribute to its shareholders of record the shares of Total Return Fund it receives, so that each International Fund shareholder will receive the number of full and fractional shares of Total Return Fund equal in value to the aggregate net asset value of shares of International Fund held by such shareholder on the Closing Date. International Fund will then be terminated as soon as practicable. The distribution of shares of Total Return Fund will be accomplished by opening accounts on the books of Total Return Fund in the names of the International Fund shareholders and by transferring to such accounts shares of Total Return Fund. Each International Fund shareholder's account will be credited with the respective PRO RATA number of full and fractional shares of Total Return Fund due that shareholder. If requested, Total Return Fund will issue certificates representing its shares only upon surrender of shares of International Fund.

     Immediately after the Reorganization, each former International Fund shareholder will own shares of Total Return Fund equal to the aggregate net asset value of that shareholder's shares of International Fund immediately prior to the Reorganization. The net asset value per share of Total Return Fund will not be affected by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

     Any transfer taxes payable upon issuance of shares of Total Return Fund in a name other than that of the registered holder of the shares on the books of International Fund as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of International Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which International Fund is terminated.

     The completion of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

     The Board of Directors (the Boards) of each Fund have each determined that the Reorganization is in the best interests of the shareholders of their respective Fund and that the Reorganization will not result in a dilution of the interests of shareholders of either Fund.

     In considering the Reorganization, the Boards each considered a number of factors, including the following:

     -- the compatibility of the Funds' investment objectives, policies and restrictions;

     -- the relative past and current growth in assets and investment performance of the Funds and future prospects for Total Return Fund;

     --   expense structures and expense ratios;

     --   portfolio composition;

     --   the estimated costs of the Reorganization;

     --   affiliation issues;

     --   the tax consequences of the Reorganization; and

     --   the benefits to the shareholders of the Funds.

     PIFM and PIC recommended the Reorganization to the Boards at the meeting of the Boards held on August 23, 2000. In recommending the Reorganization, PIFM and PIC advised the Boards that the Funds have similar investment objectives, policies and investment portfolios. PIFM and PIC informed the Boards that the Funds differed primarily with respect to the Funds' net asset sizes. The Boards of the two Funds are comprised of the same individuals.

     The Board considered that, if the Reorganization is approved, shareholders of International Fund would likely incur lower total combined fund operating expenses. It is expected that if the Reorganization is consummated, total operating expenses would be lowered from 2.04% to 1.59% of average daily net assets for Class A shares, from 2.36% to 2.09% of average daily net assets for Class B and Class C shares, and from 1.79% to 1.34% of average daily net assets for Class Z shares, based on results for the fiscal year ended December 31, 2000.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

     Total Return Fund was incorporated in Maryland on May 6, 1986 originally as a nondiversified and closed-end management investment company. The Fund is authorized to issue 2 billion shares of common stock, $.01 par value per share, divided equally into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class of common stock represents an interest in the same assets of Total Return Fund and is identical in all respects except that:

     -- each class is subject to different sales charges and distribution and/or service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees;

     -- each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

     --   each class has a different exchange privilege;

     -- only Class B shares have a conversion feature whereby Class B shares held for at least 6 years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase; and

     -- Class Z shares are offered exclusively for sale to a limited group of investors.

     Shares of Total Return Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the shareholder. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in Total Return Fund's Prospectus.

     Total Return Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Under the Investment Company Act of 1940 (the 1940 Act), shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of the Fund's outstanding shares.

FORMS OF ORGANIZATION

     International Fund was originally a nondiversified, closed-end management investment company, which was organized as a Maryland corporation on April 20, 1987. It operated as a closed-end fund prior to January 15, 1996. On December 6, 1995, shareholders approved open-ending the Fund, and since January 15, 1996, International Fund has operated as an open-end fund. International Fund is authorized to issue 2 billion shares of common stock, $.01 per share, divided equally into four classes.

     Total Return Fund also was originally a nondiversified, closed-end management investment company, which was organized as a Maryland corporation on May 6, 1986. It operated as a closed-end fund prior to January 15,1996. On December 6, 1995, shareholders approved open-ending the Fund, and since January 15, 1996, Total Return Fund has operated as an open-end fund. Total Return Fund is authorized to issue 2 billion shares of common stock, par value $.01 per share divided equally into four classes.

     Both International Fund and Total Return Fund are Maryland corporations and the rights of their shareholders are governed by their Articles of Incorporation, By-Laws and the Maryland General Corporation Law. Because the Funds are both organized as Maryland corporations under substantially similar Articles of Incorporation, and because each Fund has adopted substantially similar Bylaws, the rights of security holders of each Fund under state law and the governing documents would be expected to remain unchanged after the Reorganization.

FEDERAL INCOME TAX CONSIDERATIONS

     The exchange of International Fund's assets for Total Return Fund's shares and the assumption of the liabilities of International Fund by Total Return Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code. The Reorganization will not occur unless the Funds receive an opinion from Gardner, Carton & Douglas, counsel to International Fund and Total Return Fund, based upon representations made by both International Fund and Total Return Fund, substantially to the effect that, for federal income tax purposes:

     (1) The acquisition by Total Return Fund of all of the assets of International Fund in exchange solely for voting shares of Total Return Fund and the assumption by Total Return Fund of International Fund's liabilities, if any, followed by the distribution of Total Return Fund's voting shares by International Fund PRO RATA to its shareholders, as a liquidating distribution, and the liquidation of International Fund pursuant to the Agreement and constructively in exchange for their International Fund shares will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code, and International Fund and Total Return Fund each will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by International Fund upon the transfer of all of its assets to Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Total

          Return Fund and the assumption by Total Return Fund of International Fund's liabilities, if any. In addition, no gain or loss will be recognized by International Fund on the distribution of such shares to the International Fund shareholders in liquidation of International Fund;

     (3) No gain or loss will be recognized by Total Return Fund upon the acquisition of International Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of Total Return Fund and the assumption of International Fund's liabilities, if any;

     (4) International Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B, Class C and Class Z shares of Total Return Fund solely in exchange for and in cancellation of International Fund shares of common stock, as described above and in the Agreement;

     (5) Total Return Fund's basis in the assets acquired from International Fund will be the same as the basis of such assets in the hands of International Fund immediately before the Reorganization, and the holding period of such assets acquired by Total Return Fund will include the holding period thereof when held by International Fund immediately before the Reorganization;

     (6) International Fund shareholders' basis in the Class A, Class B, Class C and Class Z shares of Total Return Fund to be received by them pursuant to the Reorganization will be the same as their respective basis in the Class A, Class B, Class C and Class Z shares of International Fund to be constructively surrendered in exchange therefor; and

     (7) The holding period of Total Return Fund shares to be received by International Fund shareholders will include the period during which International Fund shares to be constructively surrendered in exchange therefor were held; provided such International Fund shares were held as capital assets by those shareholders on the date of the Reorganization.

     Shareholders of International Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CONCLUSION

     The Agreement and Plan of Reorganization was approved by the Board of Directors of International Fund and Total Return Fund, at meetings held on August 23, 2000. The Boards of both Funds determined that the proposed Reorganization is in the best interests of shareholders of each Fund and that the interests of existing shareholders of International Fund and Total Return Fund would not be diluted as a result of the Reorganization. If the Reorganization is not completed, International Fund will continue to engage in business as a registered investment company and the Board of Directors of International Fund will consider other proposals for the Fund, including proposals for the reorganization or liquidation of the Fund.


                 ADDITIONAL INFORMATION ABOUT TOTAL RETURN FUND

     Total Return Fund's Prospectus dated March 8, 2000, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Total Return Fund, including its investment objective and policies, Manager, investment adviser, advisory fees and expenses and procedures for purchasing and redeeming shares. The Prospectus also contains Total Return Fund's financial highlights for the fiscal years ended December 31, 1999. The performance overview is incorporated by reference from Total Return Fund's Annual Report for the year ended December 31, 2000, which is enclosed with this Proxy Statement.

                                  MISCELLANEOUS

LEGAL MATTERS

     Certain legal matters in connection with the issuance of Total Return Fund shares have been passed upon by Piper Marbury Rudnick & Wolfe LLP, special Maryland counsel to Total Return Fund. Certain legal and tax matters in connection with the reorganization will be passed upon by Gardner, Carton & Douglas, counsel to Total Return Fund and International Fund.

INDEPENDENT ACCOUNTANTS

     The audited financial statements of International Fund and Total Return Fund, incorporated by reference into the Statement of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for International Fund's fiscal year ended December 31, 2000 and Total Return Fund's fiscal year ended December 31, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

     International Fund and Total Return Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING DIRECTORS AND THEIR NOMINEES

     Please advise Total Return Fund, in care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                              SHAREHOLDER PROPOSALS

     Any shareholder of International Fund who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to International Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board of Directors of International Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the International Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. If the Reorganization is approved, it is unlikely that International Fund will hold any more shareholders' meetings.

     The International Fund's By-Laws provide that the Fund will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

     Management of International Fund knows of no business to be presented at the Meeting other than the Proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of International Fund.

                                  By order of the Board of Directors,

                                  MARGUERITE E. H. MORRISON
                                   SECRETARY

March  __, 2001

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     Agreement and Plan of Reorganization and Liquidation (Agreement) made as of the _____th day of __________, 2000, by and between Prudential International Bond Fund, Inc. (International Bond Fund) and Prudential Global Total Return Fund, Inc. (Global Total Return Fund) (collectively, the Funds and each individually, a Fund). International Bond Fund and Global Total Return Fund are both corporations organized under the laws of the State of Maryland. International Bond Fund and Global Total Return Fund each maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Z.

     This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Funds as Gardner, Carton & Douglas may require, Gardner, Carton & Douglas will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of all of the assets of International Bond Fund, in exchange solely for shares of common stock of Global Total Return Fund, and Global Total Return Fund's assumption of International Bond Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Global Total Return Fund to the shareholders of International Bond Fund, in termination of International Bond Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

     In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

1. TRANSFER OF ASSETS OF INTERNATIONAL BOND FUND IN EXCHANGE FOR SHARES OF GLOBAL TOTAL RETURN FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND LIQUIDATION OF INTERNATIONAL BOND FUND.

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, International Bond Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Global Total Return Fund, and Global Total Return Fund agrees
(a) to issue and deliver to International Bond Fund in exchange therefor the number of shares in Global Total Return Fund determined by dividing the net asset value of International Bond Fund allocable to Class A, Class B, Class C and Class Z shares of common stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class A, Class B, Class C and Class Z share of Global Total Return Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of International Bond Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

1.2 The assets of International Bond Fund to be acquired by Global Total Return Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by International Bond Fund and any deferred or prepaid expenses shown as assets on the books of International Bond Fund on the closing date provided in paragraph 3 (Closing Date). Global Total Return Fund has no plan or intent to sell or otherwise dispose of any assets of International Bond Fund, other than in the ordinary course of business.

1.3 Except as otherwise provided herein, Global Total Return Fund will assume from International Bond Fund all debts, liabilities, obligations and duties of International Bond Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that International Bond Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

1.4 On or immediately prior to the Closing Date, International Bond Fund will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.

1.5 On a date (Liquidation Date) as soon after the Closing Date as is conveniently practicable but in any event within 30 days of the Closing Date, International Bond Fund will distribute PRO RATA to its Class A, Class B, Class C and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares of Global Total Return Fund received by International Bond Fund pursuant to paragraph 1.1 in exchange for their interest in International Bond Fund. Such distribution will be accomplished by opening accounts on the books of Global Total Return Fund in the names of International Bond Fund shareholders and transferring thereto the shares credited to the account of International Bond Fund on the books of Global Total Return Fund. Each account opened shall be credited with the respective PRO RATA number of Global Total Return Fund Class A, Class B, Class C and Class Z shares due International Bond Fund's Class A, Class B, Class C and Class Z shareholders, respectively. Fractional shares of Global Total Return Fund shall be rounded to the third decimal place. On or about the Closing Date, if appropriate, Global Total Return Fund will file Articles of Transfer with the State Department of Assessments and Taxation of the State of Maryland. Upon the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that International Bond Fund must file pursuant to the Investment Company Act of 1940, as amended (Investment Company
Act) to deregister as an investment company, International Bond Fund will file with the State of Maryland Articles of Dissolution, but in any event such Liquidation will be completed within twelve months following the Closing Date.

1.6 Global Total Return Fund shall not issue stock certificates in connection with such exchange. With respect to any International Bond Fund shareholder holding International Bond Fund stock certificates as of the Closing Date, until Global Total Return Fund is notified by International Bond Fund's transfer agent that such shareholder has surrendered his or her outstanding International Bond Fund stock certificates or, in the event of lost, stolen or destroyed stock certificates, posted adequate bond or submitted a lost certificate form, as the case may be, Global Total Return Fund will not permit such shareholder to (1) receive dividends or other distributions on Global Total Return Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Global Total Return Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Global Total Return Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Global Total Return Fund shares in cash as provided in the preceding sentence, Global Total Return Fund shall pay such dividends or other distributions in additional Global Total Return Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of International Bond Fund. International Bond Fund will, at its expense, request its shareholders to surrender their outstanding International Bond Fund stock certificates, post adequate bond or submit a lost certificate form, as the case may be.

1.7 Ownership of Global Total Return Fund shares will be shown on the books of Global Total Return Fund transfer agent. Shares of Global Total Return Fund will be issued in the manner described in Global Total Return Fund's then-current prospectus and statement of additional information.

1.8 Any transfer taxes payable upon issuance of shares of Global Total Return Fund in a name other than the registered holder of the shares being exchanged on the books of International Bond Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

1.9. Any reporting responsibility with the SEC or any state securities commission of International Bond Fund is, and shall remain, the responsibility of International Bond Fund up to and including the Liquidation Date.

1.10 All books and records of International Bond Fund, including all books and records required to be maintained under the Investment Company Act and the rules and regulations thereunder, shall be available to Global Total Return Fund from and after the Closing Date and shall be turned over to Global Total Return Fund on or prior to the Liquidation Date.

2.   Valuation

2.1 The value of International Bond Fund's assets and liabilities to be acquired and assumed, respectively, by Global Total Return Fund shall be the net asset value computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in International Bond Fund's then-current prospectus and statement of additional information.

2.2 The net asset value of Class A, Class B, Class C and Class Z shares of Global Total Return Fund shall be the net asset value for Class A, Class B, Class C and Class Z shares computed as of the Valuation Time, using the valuation procedures set forth in Global Total Return Fund's then-current prospectus and statement of additional information.

2.3 The number of Global Total Return Fund shares to be issued (including fractional shares, if any) in exchange for International Bond Fund's net assets shall be calculated as set forth in paragraph 1.1.

2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

3.   Closing and Closing Date

3.1 The Closing Date shall be December , 2000 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of Global Total Return Fund or at such other place as the parties may agree.

3.2 State Street Bank and Trust Company (State Street), as custodian for International Bond Fund, shall deliver to Global Total Return Fund at the Closing a certificate of an authorized officer of State Street stating that (a) International Bond Fund's portfolio securities, cash and any other assets have been transferred in proper form to Global Total Return Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of International Bond Fund and of the net asset value per share of Global Total Return Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

3.4 International Bond Fund shall deliver to Global Total Return Fund on or prior to the Liquidation Date the names and addresses of its shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of International Bond Fund. Global Total Return Fund shall issue and deliver to International Bond Fund at the Closing a confirmation or other evidence satisfactory to International Bond Fund that shares of Global Total Return Fund have been or will be credited to International Bond

Fund's account on the books of the Global Total Return Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.   Representations and Warranties

4.1  International Bond Fund represents and warrants as follows:

     4.1.1 International Bond Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

     4.1.2 International Bond Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

     4.1.3 International Bond Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of International Bond Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which International Bond Fund is a party or by which International Bond Fund is bound;

     4.1.4 All material contracts or other commitments to which International Bond Fund, or the properties or assets of International Bond Fund, is subject, or by which International Bond Fund is bound, except this Agreement, will be terminated on or prior to the Closing Date without International Bond Fund or Global Total Return Fund incurring any liability or penalty with respect thereto;

     4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against International Bond Fund or any of its properties or assets. International Bond Fund knows of no facts that might form the basis for the institution of such proceedings, and International Bond Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Cash Flows, Statement of Changes in Net Assets, and Financial Highlights of International Bond Fund at December 31, 1999 and for the year then ended (copies of which have been furnished to Global Total Return Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of International

     Bond Fund as of and for the period ended on such date, and there are no material known liabilities of International Bond Fund (contingent or otherwise) not disclosed therein;

     4.1.7 Since December 31, 1999, there has not been any material adverse change in International Bond Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by International Bond Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Global Total Return Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

     4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of International Bond Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of International Bond Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     4.1.9 For each past taxable year since it commenced operations, International Bond Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, International Bond Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

     4.1.10 All issued and outstanding shares of International Bond Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of International Bond Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Global Total Return Fund in accordance with the provisions of paragraph 3.4. International Bond Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in International Bond Fund's current prospectus;

     4.1.11 At the Closing Date, International Bond Fund will have good and marketable title to its assets to be transferred to Global Total Return Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Global Total Return Fund will acquire good and marketable title thereto;

     4.1.12 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of International Bond Fund and by all necessary corporate action, other than shareholder approval, on the part of International Bond Fund, and this Agreement constitutes a valid and binding obligation of International Bond Fund, subject to shareholder approval;

     4.1.13 The information furnished and to be furnished by International Bond Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

     4.1.14 On the effective date of the registration statement filed with the SEC by Global Total Return Fund on Form N-14 relating to the shares of Global Total Return Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of International Bond Fund and on the Closing Date, the Proxy Statement of International Bond Fund, the Prospectus of Global Total Return Fund and the Statements of Additional Information of both Funds to be included in the Registration Statement (collectively, Proxy Statement)
     (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933 (1933 Act), the Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Global Total Return Fund for use therein.

4.2  Global Total Return Fund represents and warrants as follows:

     4.2.1 Global Total Return Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

     4.2.2 Global Total Return Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

     4.2.3 Global Total Return Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Global Total Return Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Global Total Return Fund is a party or by which Global Total Return Fund is bound;

     4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Global Total Return Fund or any of its properties or assets, except as previously disclosed in writing to International Bond Fund. Global Total Return Fund knows of no facts that might form the basis for the institution of such proceedings, and the Company on behalf of Global Total Return Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Global Total Return Fund at December 31, 1999 and for the fiscal year then ended (copies of which have been furnished to International Bond Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Global Total Return Fund as of and for the period ended on such date, and there are no known material liabilities of Global Total Return Fund (contingent or otherwise) not disclosed therein;

     4.2.6 Since December 31, 1999, there has not been any material adverse change in Global Total Return Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Global Total Return Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by International Bond Fund. For the purposes of this paragraph, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

     4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Global Total Return Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Global Total Return Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     4.2.8 For each past taxable year since it commenced operations, Global Total Return Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Global Total Return Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

     4.2.9 All issued and outstanding shares of Global Total Return Fund are, and at the Closing

     Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Global Total Return Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have a conversion feature described in Global Total Return Fund's current prospectus;

     4.2.10 The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of Global Total Return Fund and by all necessary corporate action on the part of Global Total Return Fund, and this Agreement constitutes a valid and binding obligation of Global Total Return Fund;

     4.2.11 The shares of Global Total Return Fund to be issued and delivered to International Bond Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Global Total Return Fund, fully paid and non-assessable;

     4.2.12 The information furnished and to be furnished by Global Total Return Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

     4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of International Bond Fund and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the Investment Company Act, (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by International Bond Fund for use therein.

5.   Covenants of Global Total Return Fund and International Bond Fund

5.1 International Bond Fund and Global Total Return Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.

5.2 International Bond Fund covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the Investment Company Act).

5.3 International Bond Fund covenants that Global Total Return Fund shares to be received by International Bond Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 International Bond Fund covenants that it will assist Global Total Return Fund in obtaining such information as Global Total Return Fund reasonably requests concerning the beneficial ownership of International Bond Fund's shares.

5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 International Bond Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

5.7 International Bond Fund covenants that it will, from time to time, as and when requested by Global Total Return Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Global Total Return Fund may deem necessary or desirable in order to vest in and confirm to Global Total Return Fund title to and possession of all the assets of International Bond Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.8 Global Total Return Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of Global Total Return Fund's Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.9 Global Total Return Fund covenants that it will, from time to time, as and when requested by International Bond Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as International Bond Fund may deem necessary or desirable in order to (i) vest in and confirm to International Bond Fund title to and possession of all the shares of Global Total Return Fund to be transferred to International Bond Fund pursuant to this Agreement and (ii) assume all of International Bond Fund's liabilities in accordance with this Agreement.

6.   Conditions Precedent to Obligations of International Bond Fund

     The obligations of International Bond Fund to consummate the transactions provided for herein shall be subject to the performance by Global Total Return Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

6.1 All representations and warranties of Global Total Return Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 Global Total Return Fund shall have delivered to International Bond Fund on the Closing Date a certificate executed in Global Total Return Fund's name by its President or a Vice President in form and substance satisfactory to International Bond Fund and dated as of the Closing Date, to the effect that the representations and warranties of Global Total Return Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as International Bond Fund shall reasonably request.

6.3 International Bond Fund shall have received on the Closing Date a favorable opinion from Piper Marbury Rudnick & Wolfe LLP, special Maryland counsel to Global Total Return Fund, dated as of the Closing Date, to the effect that:

     6.3.1 Global Total Return Fund is duly incorporated and validly existing as a Maryland corporation, with power under its charter to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

     6.3.2 This Agreement has been duly authorized, executed and delivered by an authorized officer of Global Total Return Fund and, assuming due authorization, execution and delivery of the Agreement by International Bond Fund, is a valid and binding obligation of Global Total Return Fund enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and further subject to the qualification that no opinion is expressed as to the validity or enforceability of any provision regarding the choice of New York law to govern the Agreement;

     6.3.3 The shares of Global Total Return Fund to be distributed to International Bond Fund shareholders under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of Global Total Return Fund has any statutory pre-emptive right under Maryland law to subscribe for or purchase such shares;

     6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with Global Total Return Fund's charter or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement dated _______________________ between Global Total Return Fund and Prudential Investments Fund Management LLC, (b) the Custodian Contract dated _______________________ between Global Total Return Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated June 1, 1998, between Global Total Return Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement dated _______________________ between Global Total Return Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by Global Total Return Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles;

     6.3.5 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Global Total Return Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

     6.3.6 Global Total Return Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

     6.3.7 Such counsel knows of none and has not made independent inquiry or investigation to ascertain the existence of any litigation or government proceeding instituted or threatened against Global Total Return Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

7.   Conditions Precedent to Obligations of Global Total Return Fund

     The obligations of Global Total Return Fund to complete the transactions provided for herein shall be subject to the performance by International Bond Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

7.1 All representations and warranties of International Bond Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 International Bond Fund shall have delivered to Global Total Return Fund on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of International Bond Fund.

7.3 International Bond Fund shall have delivered to Global Total Return Fund on the Closing Date a certificate executed in its name by the President or a Vice President of International Bond Fund, in form and substance satisfactory to Global Total Return Fund and dated as of the Closing Date, to the effect that the representations and warranties of International Bond Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Total Return Fund shall reasonably request.

7.4 On or immediately prior to the Closing Date, International Bond Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of International Bond Fund for all completed taxable years from the inception of the Fund through the Closing Date.

7.5 Global Total Return Fund shall have received on the Closing Date a favorable opinion from Gardner, Carton & Douglas, counsel to International Bond Fund, dated as of the Closing Date, to the effect that:

     7.5.1 International Bond Fund is duly incorporated and validly existing as a Maryland corporation with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its prospectus;

     7.5.2 This Agreement has been duly authorized for execution and delivery by an authorized officer of International Bond Fund and constitutes a valid and legally binding obligation of International Bond Fund enforceable against International Bond Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding New York law to govern this agreement;

     7.5.3 The execution and delivery of the Agreement did not, and the performance by International Bond Fund of its obligations hereunder will not, (i) violate International Bond Fund's Articles of Incorporation or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement, dated _______________________, between International Bond Fund and Prudential Investments Fund Management LLC as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated _______________________, between International Bond Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated June 1, 1998 between International Bond Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated _______________________, between International Bond Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion in their opinion pursuant to this paragraph 7.5.3 with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided further that insofar as performance by International Bond Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     7.5.4 All regulatory consents, authorizations and approvals required to be obtained by International Bond Fund under the federal laws of the United States, and the laws of the State of Maryland for the consummation of the transactions contemplated by this Agreement have been obtained (other than such as may be required under Maryland securities laws or Blue Sky laws as to which such counsel may state that they express no opinion);

     7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against International Bond Fund that would be required to be disclosed in the Registration Statement and is not so disclosed; and

     7.5.6 International Bond Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

     Such opinion may rely on an opinion of Maryland counsel to the extent it addresses Maryland law. As to paragraph 7.5.2, such counsel may state that they have assumed that the agreement is governed by the laws of the State of Illinois.

8. Further Conditions Precedent to Obligations of Global Total Return Fund and International Bond Fund

     The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Directors of International Bond Fund and the Board of Directors of Global Total Return Fund, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of Global Total Return Fund as to the assumption by Global Total Return Fund of the liabilities of International Bond Fund and (c) the holders of the outstanding shares of International Bond Fund in accordance with the provisions of International Bond Fund's Articles of Incorporation, and certified copies of the resolutions evidencing such approvals shall have been delivered to Global Total Return Fund and International Bond Fund, as applicable.

8.2 Any proposed change to Global Total Return Fund's operations that may be approved by the Board of Directors of Global Total Return Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Global Total Return Fund's shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of the Global Total Return Fund in accordance with the Investment Company Act and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to International Bond Fund.

8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Global Total Return Fund or International Bond Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Global Total Return Fund or International Bond Fund, provided that either party hereto may for itself waive any part of this condition.

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

8.6 International Bond Fund and Global Total Return Fund shall have received on or before the Closing Date an opinion of Gardner, Carton & Douglas satisfactory to International Bond Fund and to Global Total Return Fund, substantially to the effect that for federal income tax purposes:

     8.6.1 The acquisition by Global Total Return Fund of the assets of International Bond Fund in exchange solely for voting shares of Global Total Return Fund and the assumption by Global Total Return Fund of International Bond Fund's liabilities, if any, followed by the distribution of Global Total Return Fund's voting shares by International Bond Fund PRO RATA to its shareholders, as a liquidating distribution and the liquidation of International Bond Fund pursuant to the reorganization and constructively in exchange for their International Bond Fund shares, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code, and International Bond Fund and Global Total Return Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

     8.6.2 International Bond Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B, Class C and Class Z shares of Global Total Return Fund solely in exchange for and in cancellation of International Bond Fund shares of common stock as described above and in the Agreement;

     8.6.3 No gain or loss will be recognized by International Bond Fund upon the transfer of all of its assets to Global Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Global Total Return Fund and the assumption by Global Total Return Fund of International Bond Fund's liabilities, if any. In addition, no gain or loss will be recognized by International Bond Fund on the distribution of such shares to the International Bond Fund shareholders in liquidation of International Bond Fund;

     8.6.4 No gain or loss will be recognized by Global Total Return Fund upon the acquisition of International Bond Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of Global Total Return Fund and the assumption of International Bond Fund's liabilities, if any;

     8.6.5 Global Total Return Fund's basis in the assets acquired from International Bond Fund will be the same as the basis of such assets in the hands of International Bond Fund immediately before the reorganization, and the holding period of such assets acquired by Global Total Return Fund will include the holding period thereof when held by International Bond Fund immediately before the reorganization;

     8.6.6 International Bond Fund shareholders' basis in the Class A, Class B, Class C and Class Z shares of Global Total Return Fund to be received by them pursuant to the reorganization will be the same as their basis in the Class A, Class B, Class C and Class Z shares of International Bond Fund to be constructively surrendered in exchange therefor; and

     8.6.7 The holding period of Global Total Return Fund shares to be received by International Bond Fund shareholders will include the period during which International Bond Fund shares to be constructively surrendered in exchange therefor were held; provided such International Bond Fund shares were held as capital assets by those shareholders on the date of the reorganization.

     In rendering this opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4.

9.   Finder's Fees and Expenses

9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to International Bond Fund and Global Total Return Fund PRO RATA in a fair and equitable manner in proportion to their respective assets.

10.  Entire Agreement; Survival of Warranties

10.1 This Agreement constitutes the entire agreement between the Funds.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  Termination

     Either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

11.3 A mutual written agreement of International Bond Fund and Global Total Return Fund.

     In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of Global Total Return Fund or International Bond Fund.

12.  Amendment

     This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by International Bond Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Global Total Return Fund to be distributed to International Bond Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  Notices

     Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 Attention: Marguerite E. H. Morrison.

14.  Headings; Counterparts; Governing Law; Assignment

14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.


                                      Prudential International Bond Fund, Inc.

                                      By:  ______________________________
                                               John R. Strangfeld
                                               President

                                      Prudential Global Total Return Fund, Inc.


                                      By:  ______________________________
                                               Robert F. Gunia
                                               Vice President

                                TABLE OF CONTENTS


VOTING INFORMATION

SYNOPSIS
Investment Objectives and Policies
Principal Investment Strategies
Comparison of Other Policies of the Funds
Expense Structures
The Proposed Reorganization
Fund Operating Expenses
Comparative Fee Tables
Examples of the Effect of Fund Expenses
Pro Forma Capitalization and Ratios
Performance Comparisons of the Funds

COMPARISON OF PRINCIPAL RISK FACTORS

OPERATIONS OF TOTAL RETURN FUND FOLLOWING THE REORGANIZATION

PURCHASES, REDEMPTIONS AND EXCHANGES
Purchasing Shares
Redeeming Shares
Minimum Investment Requirements
Purchases and Redemptions of Balanced Fund
Exchanges of Fund Shares
Dividends and Other Distributions

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

THE PROPOSED TRANSACTION
Reorganization Plan
Reasons for the Reorganization
Description of the Securities to be Issued
Forms of Organization
Federal Income Tax Considerations
Conclusion

ADDITIONAL INFORMATION ABOUT TOTAL RETURN FUND

MISCELLANEOUS
Legal Matters
Independent Accountants
Available Information
Notice to Banks, Broker-Dealers and Voting Directors and Their Nominees

SHAREHOLDER PROPOSALS

OTHER BUSINESS

APPENDIX A: Agreement and Plan of Reorganization and Liquidation between Prudential International Bond Fund, Inc. and Prudential Global Total Return Fund, Inc.

ENCLOSURES: Annual Report of Total Return Fund for the fiscal year ended
            December 31, 2000

            Prospectus of Total Return Fund dated March 8, 2000, as supplemented on March 27, 2000, and August 30, 2000

                    PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                       STATEMENT OF ADDITIONAL INFORMATION



                              dated March __, 2001

                    PRUDENTIAL INTERNATIONAL BOND FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852



     This Statement of Additional Information specifically relates to the proposed transfer of all of the assets and the assumption of all of the liabilities, if any, of Prudential International Bond Fund, Inc. (International Bond Fund) by Prudential Global Total Return Fund, Inc. (Total Return Fund). This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

     1.   Pro Forma Financial Statements as of December 31, 2000.

     2. Statement of Additional Information of Total Return Fund dated March 8, 2000.

     3. Annual Report of Total Return Fund for the fiscal year ended December 31, 2000.

     4. Annual Report of International Bond Fund for the fiscal year ended December 31, 2000.

     This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated March __, 2001, relating to the above-referred matter. A copy of the Prospectus and Proxy Statement may be obtained from Total Return Fund without charge by writing or calling Total Return Fund at the address or phone number listed above.

                              FINANCIAL STATEMENTS

     The following are pro forma financial statements which give effect to the proposed transaction whereby all the assets of Prudential International Bond Fund, Inc. will be exchanged for shares of Prudential Global Total Return Fund, Inc. and Prudential Global Total Return Fund, Inc. will assume the liabilities, if any, of Prudential International Bond Fund, Inc. Immediately thereafter, the shares of Prudential Global Total Return Fund, Inc. will be distributed to the shareholders of Prudential International Bond Fund, Inc. in a total liquidation of Prudential International Bond Fund, Inc. The following pro forma financial statements include a pro forma Portfolio of Investments at December 31, 2000, a pro forma Statement of Assets and Liabilities at December 31, 2000 and a pro forma Statement of Operations for the 12 months ended December 31, 2000.

                         PRO FORMA FINANCIAL STATEMENTS
                        PRO FORMA SCHEDULE OF INVESTMENTS
                                    31-DEC-00

        PRINCIPAL AMOUNT (000)                                                                              VALUE ($)
-----------------------------------------                                                    ---------------------------------------
                                                                                                                         PRO FORMA:
                                                                                                            PRUDENTIAL   PRUDENTIAL
                             PRO FORMA:                                                                       GLOBAL       GLOBAL
 PRUDENTIAL    PRUDENTIAL   PRUDENTIAL                                                        PRUDENTIAL      TOTAL        TOTAL
INTERNATIONAL GLOBAL TOTAL GLOBAL TOTAL                                                      INTERNATIONAL    RETURN       RETURN
 BOND FUND,   RETURN FUND, RETURN FUND,           DESCRIPTION                                  BOND FUND,     FUND,        FUND,
    INC.          INC.         INC.                                                               INC.        INC.         INC.*
------------- ------------ ------------ --------------------------------------------------   -------------  ----------  ------------
                                        LONG-TERM INVESTMENTS  - 96.7%
     C$            C$           C$      CANADA - 4.1%
                                        Government of Canada
        2,194        4,557        6,751   6.00%, 9/1/05                                          1,503,178   3,122,143     4,625,321
          660          -            660   8.75%, 12/1/05                                           503,515         -         503,515
        1,177        8,325        9,502   5.75%, 9/01/06                                           801,299   5,667,639     6,468,938
                                                                                             -------------  ----------  ------------
                                                                                                 2,807,992   8,789,782    11,597,774
                                                                                             -------------  ----------  ------------

    DKK            DKK         DKK      DENMARK - 1.3%
        6,040       24,180       30,220 Kingdom of Denmark, 5.00%, 8/15/05                         753,899   3,018,090     3,771,989
                                                                                             -------------  ----------  ------------

    EURO           EURO        EURO     EURO - 27.1%
          370        1,490        1,860 Callahan Nordrhein Westfalen, 14.00%, 7/15/10              302,954   1,220,006     1,522,960
            -        2,000        2,000 Cesp Cia Energetic, 9.25%, 5/10/01                               -     957,647       957,647
          760        2,889        3,649 Depfa Bank Ag, 5.50%, 2/12/08                              718,456   2,731,079     3,449,535
            -          480          480 East Telecom Group PLC (United Kingdom), 11.875%,
                                        11/1/09                                                         -      559,220       559,220
          370        1,473        1,843 Flags Telecom Holdings Ltd., 11.625%, 3/30/10              313,799   1,249,259     1,563,058
          700        2,540        3,240 French Government Bonds, 8.50%, 4/25/23                    903,048   3,276,774     4,179,822
        2,920       10,200       13,120 German Government Bonds, 6.25%, 1/04/24                  3,013,057  10,525,062    13,538,119
        1,440        5,410        6,850 Kingdom of Belgium, 5.50%, 03/28/2028                    1,295,365   4,866,614
          325        1,304        1,629 Kingdom of Spain, 5.40%, 7/30/11                           298,314   1,196,927     1,495,241
            -          500          500 Municipality of Sophia (France), 9.75%, 6/3/02                   -     468,947       468,947
          257        1,017        1,274 Neste Chemicals International Oy, 12.25%, 8/15/10          204,094     807,639     1,011,733
          490        1,960        2,450 Netia Holdings BV, (Nederlands), 13.75%, 6/15/10           393,459   1,573,837     1,967,296
        1,912        7,762        9,674 Osprey Trust, 6.375%, 1/15/03                            1,801,525   7,313,512     9,115,037
                                        Republic of Austria
        3,630       15,350       18,980   3.40%, 10/20/04                                        3,229,935  13,658,263    16,888,198
          690        3,830        4,520   4.00%, 07/15/09                                          591,869   3,285,304     3,877,173
                                        Republic of Italy
          800        3,400        4,200   4.50%, 7/1/01                                            743,169   3,158,468     3,901,637
          605        2,425        3,030   6.75%, 7/1/07                                            616,062   2,469,339     3,085,401
          812        1,761        2,573   6.00%, 5/01/31                                           781,969   1,695,870     2,477,839
                                                                                             ---------------------------------------
                                                                                                15,207,075  61,013,767    76,220,842
                                                                                             ---------------------------------------
    GRD            GRD         GRD      GREECE - 0.6%
      131,000      425,000      556,000 Republic of Greece, 6.50%, 10/22/19                        377,664   1,225,247     1,602,911
                                                                                             ---------------------------------------

    HUF            HUF         HUF      HUNGARY - 0.7%
       80,000      480,000      560,000 Hungarian Government Bonds, 15.00%, 7/24/01                286,836   1,721,013     2,007,849
                                                                                             ---------------------------------------

    JPY            JPY         JPY      JAPAN - 16.0%
                                        Japanese Government Bonds,
      445,000    1,795,000    2,240,000  Zero Coupon, 11/20/02                                   3,883,354  15,664,317    19,547,671
      133,000      541,500      674,500    1.20%, 12/20/05                                       1,171,304   4,768,880     5,940,184
      246,000    1,252,000    1,498,000    1.80%, 6/20/08                                        2,213,046  11,263,146    13,476,192
      133,000      541,500      674,500    1.80%, 6/21/10                                        1,174,120   4,780,344     5,954,464
                                                                                             ---------------------------------------
                                                                                                 8,441,824  36,476,687    44,918,511
                                                                                             ---------------------------------------
    NZ$            NZ$         NZ$      NEW ZEALAND - 5.1%
        3,500       14,900       18,400 Federal National Mortgage Association, 7.25%,
                                        6/20/02                                                  1,561,696   6,648,363     8,210,059
        2,500       10,000       12,500 New Zealand Government Bonds, 8.00%, 11/15/06            1,209,422   4,837,689     6,047,111
                                                                                             ---------------------------------------
                                                                                                 2,771,118  11,486,052    14,257,170
                                                                                             ---------------------------------------
    RUB            RUB         RUB      RUSSIA - 0.2%
                                        European Bank Reconstruction Development,
        4,500       18,900       23,400 Zero Coupon, 5/28/02                                       119,660     502,572     622,232
                                                                                             ------------- -----------  ------------

    SEK            SEK         SEK      SWEDEN - 6.5%
                                        Swedish Government Bond
       31,820      132,300      164,120 6.00%, 2/9/05                                            3,536,746  14,704,950    18,241,696
                                                                                             ------------- -----------  ------------

    GBP            GBP         GBP      UNITED KINGDOM - 2.3%
          500        2,000        2,500 Abbey National Treasury, 8.00%, 4/02/03                    777,080   3,108,321     3,885,401
          -            342          342 Banco Central del Uruguay, FRN, 7.25%, 2/19/07                   -     474,994       474,994
          -          1,300        1,300 Powergen PLC, 8.875%, 3/26/03                                    -   2,041,758     2,041,758
          -            300          300 United Kingdom Treasury Bond, 5.00%, 6/7/04                      -         445           445
                                                                                             ------------- -----------  ------------
                                                                                                   777,080   5,625,518     6,402,598
                                                                                             ------------- -----------  ------------

    US$            US$         US$      UNITED STATES - 32.8%
                                        CORPORATE BONDS - 11.2%
          -            750          750 Banco del Estado Chile, 8.39%, 8/1/01                            -     755,198       755,198
          -          1,000        1,000 Central Bank of Tunisia, 7.50%, 9/19/07                          -     942,500       942,500
          300        1,300        1,600 Chonhung Bank, 11.90375%, 1/7/05                           289,500   1,254,500     1,544,000
          945        3,807        4,752 Fideicomiso Petalco, 10.16%, 12/23/09                      926,100   3,730,860     4,656,960
          160          670          830 Hanvit Bank (Korea), 12.75%, 3/1/10                        160,000     670,000       830,000
          500        2,030        2,530 Industrial Bank of Korea, 8.375%, 9/30/02                  511,000   2,074,660     2,585,660
          980        3,930        4,910 Korea Development Bank, 6.625%, 11/21/03                   963,830   3,865,155     4,828,985
                                        Korea Electric Power Corp.
          219          875        1,094   7.00%, 10/1/02                                           218,253     872,016     1,090,269
        1,360        5,170        6,530   6.375%, 12/1/03                                        1,320,560   5,020,070     6,340,630
          705        2,840        3,545 Level 3 Communications, Inc., 10.75%, 3/15/08              551,012   2,219,681     2,770,693
          555        2,210        2,765 Partner Communicatoins Company Limited, 13.00%,
                                        8/15/10                                                    477,300   1,900,600     2,377,900
          300        1,300        1,600 Phillipine Long Dist. Telephone Co. (Phillipines),
                                        10.50%, 4/15/09                                            252,000   1,092,000     1,344,000
          300        1,300        1,600 Sakura Capital Funding (Cayman Island), 7.4775%,
                                        9/29/49                                                    287,844   1,247,323     1,535,167
                                                                                             ------------- -----------  ------------
                                                                                                 5,957,399  25,644,563    31,601,962
                                                                                             ------------- -----------  ------------

                                        SOVEREIGN BONDS - 7.8%
       70,000      300,000      370,000 Banque Central De Tunisie, 3.30%, 8/02/10                  597,691   2,561,533     3,159,224
          400        1,600        2,000 Embotelladura Andina SA, 7.875%, 10/1/97                   302,538   1,210,152     1,512,690
          -          500            500 Jamaican Government Bonds, 9.625%, 7/2/02                        -     485,000       485,000
          500        2,250        2,750 Oman Sultante, 7.125%, 3/20/02                             498,750   2,244,375     2,743,125
           92          338          430 Republic of Brazil, FRN, 7.875%, 1/1/01                     92,250     338,250       430,500
          750        2,750        3,500 Republic of Bulgaria, 3.00%, 7/28/12                       555,000   2,035,000     2,590,000
          500        3,300        3,800 Republic of Columbia, 7.25%, 2/23/04                       431,000   2,844,600     3,275,600
          787        4,028        4,815 Republic of Croatia, 7.75%, 3/31/06                        749,393   3,836,891     4,586,284
            -        1,000        1,000 Republic of Italy, 7.00%, 9/18/01                                -   1,003,500     1,003,500
          400        1,700        2,100 Republic of Lithuania, 7.125%, 7/22/02                     397,000   1,687,250     2,084,250
                                                                                             ------------- -----------  ------------

        PRINCIPAL AMOUNT (000)                                                                              VALUE ($)
-----------------------------------------                                                    ---------------------------------------
                                                                                                                         PRO FORMA:
                                                                                                            PRUDENTIAL   PRUDENTIAL
                             PRO FORMA:                                                                       GLOBAL       GLOBAL
 PRUDENTIAL    PRUDENTIAL   PRUDENTIAL                                                        PRUDENTIAL      TOTAL        TOTAL
INTERNATIONAL GLOBAL TOTAL GLOBAL TOTAL                                                      INTERNATIONAL    RETURN       RETURN
 BOND FUND,   RETURN FUND, RETURN FUND,           DESCRIPTION                                  BOND FUND,     FUND,        FUND,
    INC.          INC.         INC.                                                               INC.        INC.         INC.*
------------- ------------ ------------ -------------------------------------------------- -------------   ----------   -----------
                                                                                            ------------   -----------  -----------
                                                                                               3,623,622    18,246,551   21,870,173
                                                                                            ------------   -----------  -----------
                                        SUPRANATIONAL BONDS - 0.2%
          -            500          500 Corporacion Andina de Formento, 7.63%, 4/03/01                 -       497,500      497,500
                                                                                            ---------------------------------------

                                        U.S. GOVERNMENT OBLIGATIONS - 13.6%
          570          -            570 United States Treasury Bonds, 6.625%, 2/15/27            651,048             -      651,048
                                        United States Treasury Notes,
        4,410       13,030       17,440   5.625%, 5/15/08                                      4,525,763    13,372,037   17,897,800
        3,550       14,170       17,720   6.50%, 2/15/10                                       3,883,913    15,502,830   19,386,743
                       150          150   5.75%, 8/15/10                                               -       157,196      157,196
                                                                                            ------------   -----------  -----------
                                                                                               9,060,724    29,032,063   38,092,787
                                                                                            ------------   -----------  -----------
                                        TOTAL LONG-TERM INVESTMENTS (COST $53,727,542
                                        AND $219,368,631 RESPECTIVELY)                        53,721,639   217,984,355  271,705,994
                                                                                            ------------   -----------  -----------


                                        SHORT-TERM INVESTMENTS - 0.8%
                                        REPURCHASE AGREEMENT - 0.8%
                                        Joint Repurchase Agreement Account,
          -            301          301   4.78%, 1/02/01                                               -       301,000      301,000
        1,827          -          1,827 Prudential Taxable Money Market, 6.6819%,
                                          1/2/01 (a)                                           1,826,555             -    1,826,555
                                                                                            ---------------------------------------
                                                                                               1,826,555       301,000    2,127,555
                                                                                            ---------------------------------------
                                        U.S. GOVERNMENT OBLIGATIONS
                                        United States Treasury Bills,
           65           80          145   6.60%(b), 4/12/01                                       63,897        77,592      141,489
                                                                                            ---------------------------------------
                                        TOTAL SHORT-TERM INVESTMENTS (COST $1,890,452 AND
                                        $379,681 RESPECTIVELY)                                 1,890,452       378,592    2,269,044
                                                                                            ------------   -----------  -----------


                                        TOTAL INVESTMENTS  (COST $55,617,994 AND
                                        $219,748,312 RESPECTIVELY) - 97.5%                    55,612,091   218,362,947  273,975,038
                                        OTHER ASSETS IN EXCESS OF LIABILITIES - 2.5%             266,824     6,857,329    7,124,153
                                                                                            ------------   -----------  -----------

                                        NET ASSETS--  100%                                  $ 55,878,915 $ 225,220,276 $ 281,099,191
                                                                                            ============ ============= =============

                                        * The Global Total Return Fund, Inc. does not anticipate
                                          having to sell any securities as a result
                                          of the Merger.
                                        (a) An affiliate of the investment advisor.
                                        (b) Rate quoted represents yield to maturity as of
                                            purchase date.
                                        FRN - Floating Rate Note.

                                        See notes to proforma financial statements


          [Statement of Additional Information for Total Return Fund
              dated March 8, 2000 and filed previously with the
               Securities and Exchange Commission via EDGAR on
                          March 7, 2000 to come.]

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Registrant's Articles of Incorporation (Exhibit 1(a) to the Registration Statement), Article VII of the Registrant's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 7(a) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit 6(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation and By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as that interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

     Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h), advances will be limited in the following respect:

     (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

     (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

     (3) Such promise must be secured by a surety bond or other suitable insurance; and

     (4) Such surety bond or other insurance must be paid for by the recipient or such advance.


ITEM 16. EXHIBITS

1.   (a)  Amended and Restated Articles of Incorporation.(1)
     (b)  Amendment to Articles of Incorporation.(1)
     (c)  Articles of Amendment.(5)
     (d)  Articles Supplementary.(2)
     (e)  Articles Supplementary.(3)
2.   Amended and Restated By-Laws.(5)
4. Agreement and Plan of Reorganization and Liquidation filed herewith as Appendix A to the Proxy Statement and Prospectus.
5.   Instruments defining rights of shareholders.(1)
6. (a) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC.(5)
     (b) Amended and Restated Subadvisory Agreement between Prudential Mutual Fund Management, LLC and The Prudential Investment Corporation.(5)
7. (a) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(3)
     (b) Form of Selected Dealer Agreement.(3)
9. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company.(1)
     (b) Amendment to Custodian Contract.(5)
10.  (a) Amended and Restated Distribution and Service Plan for Class A
         Shares.(4)
     (b)  Amended and Restated Distribution and Service Plan for Class B
          Shares.(4)
     (c)  Amended and Restated Distribution and Service Plan for Class C
          Shares.(4)
     (d)  Amended Rule 18f-3 Plan.(3)
11.  Opinion and Consent of Counsel.**
12.  Form of Tax Opinion and Consent.**
13.  (a) Transfer Agency and Service Agreement.(1)
     (b)  Amendment to Transfer Agency Agreement.(5)
14.  Consent of Independent Accountants.**
17.  (a) Proxy.*
     (b) Prospectus of Prudential International Bond Fund, Inc. dated March 8, 2000.**
     (c) Supplements dated March 27, 2000, August 28, 2000 and August 30, 2000, respectively, to Prudential International Bond Fund, Inc. Prospectus.*

     (d)  Statement of Additional Information for Prudential International
          Bond Fund, Inc. dated March 8, 2000.**
     (e) Prospectus of Prudential Global Total Return Fund, Inc. dated March 8, 1999.**
     (f) Supplements dated March 27, 2000 and August 30, 2000, respectively, to Prudential Global Total Return Fund, Inc. Prospectus. Filed
          herewith as part of Exhibit 17(c).
-----------

(1) Incorporated by reference to Registration Statement on Form N-1A on or about November 3, 1995 (File No. 33-63943).
(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed on or about February 28, 1997 (File No. 33-63943).
(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A filed on or about December 31, 1998 (File No. 33-63943).
(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on or about March 1, 1999 (File No. 33-63943).
(5) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed on or about March 7, 2000 (File No. 33-63943).

*    Filed herewith.

**   To be filed by amendment.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities through the use of a prospectus which is a part of this statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonably time after receipt of such opinion.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark, and the State of New Jersey, on the 2nd day of February, 2001.

                                       PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

                                               /s/ David R. Odenath, Jr.
                                               -------------------------
                                               David R. Odenath, Jr., President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                     Signature                                              Title                                    Date
                     ---------                                              -----                                    ----

/s/   Saul K. Fenster
------------------------------------
Saul K. Fenster                                                            Director                            February 2, 2001

/s/   Delayne D. Gold
------------------------------------
Delayne D. Gold                                                            Director                            February 2, 2001

/s/   Robert F. Gunia
------------------------------------
Robert F. Gunia                                                            Director                            February 2, 2001

/s/   Douglas H. McCorkindale
------------------------------------
Douglas H. McCorkindale                                                    Director                            February 2, 2001

/s/   W. Scott McDonald, Jr.
------------------------------------
W. Scott McDonald, Jr.                                                     Director                            February 2, 2001

/s/   Thomas T. Mooney
------------------------------------
Thomas T. Mooney                                                           Director                            February 2, 2001

/s/   Stephen P. Munn
------------------------------------
Stephen P. Munn                                                            Director                            February 2, 2001

/s/   David R. Odenath, Jr.
------------------------------------
David R. Odenath, Jr.                                               President and Director                     February 2, 2001

/s/   Richard A. Redeker
------------------------------------
Richard A. Redeker                                                         Director                            February 2, 2001

/s/   Judy A. Rice
------------------------------------
Judy A. Rice                                                               Director                            February 2, 2001

/s/   Robin B. Smith
------------------------------------
Robin B. Smith                                                             Director                            February 2, 2001

/s/   Louis A. Weil, III
------------------------------------
Louis A. Weil, III                                                         Director                            February 2, 2001

/s/   Clay T. Whitehead
------------------------------------
Clay T. Whitehead                                                          Director                            February 2, 2001

/s/   Grace C. Torres                                   Treasurer and Principal Financial and Accounting
------------------------------------
Grace C. Torres                                                            Officer                             February 2, 2001

                                  EXHIBIT INDEX

1.   (a)  Amended and Restated Articles of Incorporation.(1)
     (b)  Amendment to Articles of Incorporation.(1)
     (c)  Articles of Amendment.(5)
     (d)  Articles Supplementary.(2)
     (e)  Articles Supplementary.(3)
2.   Amended and Restated By-Laws.(5)
4. Agreement and Plan of Reorganization and Liquidation filed herewith as Appendix A to the Proxy Statement and Prospectus.
5.   Instruments defining rights of shareholders.(1)
6. (a) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC.(5)
     (b) Amended and Restated Subadvisory Agreement between Prudential Mutual Fund Management, LLC and The Prudential Investment Corporation.(5)
7. (a) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(3)
     (b)  Form of Selected Dealer Agreement.(3)
9. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company.(1)
     (b)  Amendment to Custodian Contract.(5)
10.  (a)  Amended and Restated Distribution and Service Plan for Class A
          Shares.(4)
     (b)  Amended and Restated Distribution and Service Plan for Class B
          Shares.(4)
     (c)  Amended and Restated Distribution and Service Plan for Class C
          Shares.(4)
     (d)  Amended Rule 18f-3 Plan.(3)
11.  Opinion and Consent of Counsel.*
12.  Draft of Tax Opinion and Consent.*
13.  (a)  Transfer Agency and Service Agreement.(1)
     (b)  Amendment to Transfer Agency Agreement.(5)
14.  Consent of Independent Accountants.*
17.  (a)  Proxy*
     (b) Prospectus of Prudential International Bond Fund, Inc. dated March 8, 2000.**
     (c) Supplements dated March 27, 2000, August 28, 2000 and August 30, 2000, respectively, to Prudential International Bond Fund, Inc. Prospectus.*
     (d)  Statement of Additional Information for Prudential International
          Bond Fund, Inc. dated March 8, 2000.**
     (e) Prospectus of Prudential Global Total Return Fund, Inc. dated March 8, 1999.**
     (f) Supplements dated March 27, 2000 and August 30, 2000, respectively, to Prudential Global Total Return Fund, Inc. Prospectus. Filed
          herewith as part of Exhibit 17(c).
-----------

     (1) Incorporated by reference to Registration Statement on Form N-1A on or about November 3, 1995 (File No. 33-63943).

     (2) Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed on or about February 28, 1997 (File No. 33-63943).

     (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A filed on or about December 31, 1998 (File No. 33-63943).

     (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on or about March 1, 1999 (File No. 33-63943).

     (5) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed on or about March 7, 2000 (File No. 33-63943).

     *    Filed herewith.
    **    To be filed by amendment.